Panorama Trust
PICTET GLOBAL EMERGING MARKETS FUND
Supplement to Prospectus dated April 1, 1996

	The following is added to the section entitled "Risk
Factors" which begins on page 7:

RUSSIAN SECURITIES

	Although there are serious risks associated with investing in any emerging market securities, the Fund's investment in Russian securities is subject to a variety of emerging market risks which individually and collectively raise substantial concerns. These risks, many of which also exist in other emerging markets, include the following:

	Political and Economic Risks. There is no history of stability in this market and no guarantee of future stability. The emerging dynamic nature of the Russian political system leaves it more vulnerable to break down in the face of economic pressures or popular unrest. The economic infrastructure is weak, and the country maintains a high level of external and internal debt. Tax regulations are ambiguous and unclear, and there is a risk of imposition of arbitrary or onerous taxes due to the lack of an economically rational tax regime.

	Commercial and Credit Risks. Banks and other financial systems are not well developed or regulated and as a result tend to be untested and have low credit ratings. Organized crime and corruption are a feature of the business environment, and bankruptcy and insolvency are commonplace as businesses are learning how to cope in new conditions. Cash, securities and other investment transactions are subject to a high risk of broker, counterparty and other third party default. The risk of defaulting issuers is also high.

	Liquidity Risks. Foreign investment is affected by restrictions in terms of repatriation and convertibility of the currency. The ruble is only convertible internally, and the value of investments may be affected by fluctuations in available currency rates and exchange control regulations. The repatriation of profits may be restricted in some cases. Due to the undeveloped nature of the banking system, considerable delays may occur in transferring funds, converting rubles into other currencies and remitting funds out of Russia.

	Legal and Regulatory Risks. Russia's legal system is evolving and is not as developed as that of a western country.
It is based on a civil code with few judicial precedents. The regulatory environment is defined by the civil code, legislative laws, presidential decrees, and ministry resolutions ("Regulations") which are promulgated at separate times and are not necessarily consistent. The issuance of Regulations does not always keep pace with market developments, thereby creating ambiguities and inconsistencies. Regulations governing securities investment may not exist or may be interpreted and applied in an arbitrary or inconsistent manner. There may be a risk of conflict between the rules and regulations of the local, regional, and national governments. The concept of share ownership rights and controls may not be in place or be enforceable. Registration of share ownership in an issuer's stock register may be delayed, altered or non-existent, making proof of share ownership difficult to prove. The independence of the courts from economic, political, or national influence is basically untested and the courts and judges are not experienced in business and corporate law. Foreign investors cannot be guaranteed redress in a court of law for a breach of local laws, regulations or contracts.

	The securities market regulatory body, the Federal Commission on the Capital Market, was established in 1994 and is responsible for overseeing market participants, including registrars. However, the monitoring of and enforcement of the obligations of registrar companies is difficult due to geographic dispersion and inconsistent interpretation and application of regulations.

January 2, 1997


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